                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

1

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 4, 2005

     RIG NAME            WD               DESIGN               LOCATION       STATUS*          OPERATOR            CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'  Victory Class                     GOM        Contracted          Noble                  term
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'  Victory Class                     GOM        Contracted        Kerr-McGee      90 day term extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean America          5,500'  Ocean Odyssey                     GOM        Contracted         Pioneer             three wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'  Ocean Odyssey                     GOM        Contracted        Kerr-McGee        180 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'  Victory Class                     GOM        Contracted        Kerr-McGee             one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'  DP Aker H-3.2 Modified            GOM        Contracted            BP              five-year term
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'  Korkut                            GOM       Reactivating          DODI                   -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager          2,000'  Victory Class                     GOM        Contracted           ATP                two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'  F&G SS-2000                       GOM        Contracted        Kerr-McGee             one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'  F&G SS-2000                       GOM         Shipyard            DODI                   -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'  F&G SS-2000                       GOM        Contracted           LLOG              three wells
------------------------------------------------------------------------------------------------------------------------------------

                                                           EST. END
     RIG NAME          DAYRATE (000S)     START DATE         DATE               FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest              mid 120's       mid June 2005     mid Oct.  Current estimated completion of storm repairs mid Oct. Six-
                                                             2005    month term extension plus option in the low 240's beginning in mid Oct. 2005 and ending in mid April 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star               low 140's       mid July 2005     mid Nov.  Current estimated completion of storm repairs mid Nov. 12 month
                                                             2005    extension with Kerr-McGee in mid 170's beginning after repair and completion of existing contract and extending for one year.
                                                                     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America            low 150's      early May 2005     late Dec. Following assignment wells with Pioneer, second of two
                                                             2005    extension wells with Mariner in low 130's beginning late Dec.
                                                                     2005 and ending mid Feb. 2006; followed by one additional
                                                                     extension well with Mariner in mid 110's beginning mid Feb. and ending early April 2006: followed by one year term plus option with Mariner in low 230's beginning early April 2006 and ending early April 2007. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant            mid 150's      mid Sept. 2005     mid Mar.  One-year term extension plus option from Kerr-McGee in low
                                                             2006    300,000's beginning in mid Mar. 2006 and ending in mid Mar.
                                                                     2007. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory            mid 180's      late Aug. 2005     mid Oct.  One year term with Murphy in low 200's beginning mid Oct. 2005
                                                             2005    and ending mid Oct. 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence         mid 170's      early Jan. 2001   early Jan. Two-year term plus option with BP in low 280's beginning early
                                                             2006    Jan. 2006 and ending early Jan. 2008. Available; actively
                                                                     marketing.
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                -                 -               -     Est. availability mid Dec. 2005; followed by six-month term with Walter in low 100's for first 30 days and mid 120's for remainder of term beginning early Dec. 2005 and ending early
                                                                     June 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager             mid 90's      late June 2005     mid Nov.  Current estimated completion of storm repairs late Oct. One
                                                             2005    well with Amerada Hess in low 110's beginning mid Nov. and ending early Jan. 2006; followed by LOI for one well in low
                                                                     110's beginning late early Jan. and ending late Feb. 2006;
                                                                     followed by two wells plus option with Amerada Hess in mid
                                                                     120's beginning late Feb. 2006 and ending late May 2006.
                                                                     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord             mid 70's      late Aug. 2005     mid Dec.  One assignment well from Kerr-McGee with Woodside in mid 90's
                                                             2005    beginning mid Dec. 2005 and ending late Jan. 2006; followed by one well extension plus option with Kerr-McGee in mid 90's beginning late Jan. 2006 and ending early Mar.; followed by
                                                                     90-day term plus option with Tana in low 130's beginning early
                                                                     Mar. and ending early June 2006; followed by 90-day term
                                                                     extension plus option in low 170's beginning early June and ending late Aug 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington              -                 -          early Oct. Approximately 120-day Survey and maintenance between second and
                                                             2005    third well, beginning late May and ending mid Oct. Following survey, two additional wells with Walter in low 60's beginning early Oct. and ending early Dec.; followed by LOI for one well in mid 170's beginning in early Dec. 2005 and ending in late
                                                                     Jan. 2006; followed by one well plus option with Walter in low
                                                                     80's beginning late Jan. and ending late Feb. 2006. Available;
                                                                     actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga            mid 60's       mid Dec. 2004     late Oct. Current estimated completion of storm repairs late Oct.
                                                             2005    Two wells plus option with LLOG in low 110's following repair and completion of existing contract and extending for
                                                                     approximately five months; followed by six month extension with
                                                                     LLOG in low 120's. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

2

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 4, 2005

     RIG NAME            WD               DESIGN               LOCATION       STATUS*          OPERATOR            CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader          200'   Mat Cantilever                    GOM        Contracted          Seneca              two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake             200'   Mat Cantilever                    GOM        Contracted         Chevron            term contract
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion          250'   Mat Slot                          GOM        Contracted           Hunt           two well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia          250'   Independent Leg Cantilever        GOM        Contracted         Newfield            180-day term
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan           300'   Independent Leg Cantilever        GOM        Contracted           LLOG        three wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur              300'   Independent Leg Cantilever        GOM        Contracted           EOG                 one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean King              300'   Independent Leg Cantilever        GOM        Contracted         El Paso          one well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget            300'   Independent Leg Cantilever        GOM        Contracted      Houston Expl.     two wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit            300'   Independent Leg Cantilever        GOM        Contracted           LLOG           one well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick           300'   Independent Leg Cantilever         -              -                -                     -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan             350'   Independent Leg Cantilever        GOM        Contracted          Walter             three wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower             350'   Independent Leg Cantilever        GOM        Contracted         Chevron               one well
------------------------------------------------------------------------------------------------------------------------------------

                                                           EST. END
     RIG NAME          DAYRATE (000S)     START DATE         DATE               FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader           high 40's       late Aug. 2005    late Oct. LOI for one well plus option in low 50's beginning late Oct.
                                                             2005    2005 and ending late Jan. 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake               low 60's       late July 2005    late June Indexed term contract. Available; actively marketing.
                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion            low 50's       late Aug. 2005    late Nov. Six-month term with Stone Energy in mid 50's beginning late
                                                             2005    Nov. 2005 and ending mid May 2006. Available; actively
                                                                     marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia            mid 50's       early Aug. 2005   late Jan. Available; actively marketing.
                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan            high 50's       late June 2005   late Sept. Two well extension plus option in mid 80's beginning late Sept.
                                                             2005    and ending late Nov. 2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                mid 60's       late Aug. 2005    mid Oct.  Available; actively marketing.
                                                             2005
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                mid 50's       late June 2005   late Sept. One well with El Paso in mid 60's beginning late Aug. and
                                                             2005    ending late Sept.; followed by one well extension in low 60's beginning late Sept. and ending mid Oct. 2005; followed by one well with Forest in mid 70's beginning early Nov. and ending mid Dec.; followed by LOI for one well in mid 80's beginning mid Dec. and ending late Dec. 2005. Available; actively
                                                                     marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget             high 60's      early Sept. 2005   late Oct. Available; actively marketing.
                                                             2005
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit              mid 60's       late June 2005    mid Oct.  One well with Walter in upper 60's beginning mid Oct. and
                                                             2005    ending mid Nov. 2005; followed by LOI for one well in mid 80's beginning mid Nov. and ending late Dec. 2005. Available;
                                                                     actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                -                  -              -     Total Constructive Loss.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan               mid 70's       mid Sept. 2005    mid Jan.  Six-month term with Dominion Exploration in high 70's beginning
                                                             2006    mid Jan. 2006 and ending mid July 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower               mid 50's       early Aug. 2005  late Sept. 180-day term extension plus option with Chevron (Part I) in
                                                             2005    high 60's beginning late Sept. and ending late Dec.; followed by Part II in high 80's beginning late Dec. 2005 and ending late Mar. 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

3

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 4, 2005

     RIG NAME            WD               DESIGN               LOCATION       STATUS*          OPERATOR            CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'  Bethlehem SS-2000                 GOM        Contracted          PEMEX          four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'  Aker H-3                          GOM        Contracted          PEMEX          four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'  F&G 9500 Enhanced Pacesetter      GOM        Contracted          PEMEX          four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'  F&G SS-2000                       GOM        Contracted          PEMEX          four year term work
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'  Aker H-3                       North Sea     Contracted         Talisman              one year
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'  Earl & Wright Sedco 711        North Sea     Contracted          Shell                one year
                               Series
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'  Aker H-3                       North Sea     Contracted         Talisman         one year extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'  Bingo 3000                     North Sea     Contracted         Statoil            one year term
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'  Victory Class                  Australia     Contracted      ConocoPhillips          two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot          1,500'  Bingo 3000                     Australia     Contracted          Anzon                one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'  Korkut                          Malaysia     Contracted          Murphy        six wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean General          1,640'  Korkut                          Malaysia     Contracted           CTOC               six wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'  Victory Class                  Singapore      Shipyard            DODI                   -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'  Victory Class                   Malaysia     Contracted          Murphy          950 day extension
------------------------------------------------------------------------------------------------------------------------------------

                                                           EST. END
     RIG NAME          DAYRATE (000S)     START DATE         DATE               FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador          mid 50's      late July 2003     mid Dec.  Available.
                                                             2007
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington         low 60's      late July 2003    early Oct. Available.
                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker             high 60's       mid Aug. 2003     late July Available.
                                                             2007
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown            mid 40's      late Oct. 2003     mid July  Available.
                                                             2007
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad               low 80's      early Jan. 2005    late Jan. One year extension with Talisman in mid 150's beginning late
                                                             2006    Jan. 2006 and ending late Jan. 2007. Available; actively
                                                                     marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian            low 80's      late Mar. 2005     late Mar. One-year term extension plus option with Shell in low 160's
                                                             2006    beginning late Mar. 2006 and ending late Mar. 2007. (40-day survey Q3, 2005). Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess            low 80's      early Jan. 2005    late Dec. Two year extension with Talisman plus option in low 150's
                                                             2005    beginning in late Dec. 2005 and ending in late Dec. 2007.
                                                                     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard           low 140's       late May 2005       early   One year plus option program in Norway with Statoil in low
                                                          Sept. 2006 140's beginning in late May 2005 and ending in early Sept. 2006
                                                                     (time period to include one well redrill with ENI in low 140's beginning late July and ending late Oct. 2005). Available;
                                                                     actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty              mid 80's      late June 2005    early Nov. One well with Coogee Res. in mid 80's beginning early Nov. and
                                                             2005    ending early Dec.; followed by two wells plus option with
                                                                     Coogee in low 90's beginning early Dec. 2005. and ending mid
                                                                     Feb. 2006; followed by LOI for one well plus option in mid 90's beginning mid Mar. and ending mid May.; followed by four wells plus option in high 90's with Woodside beginning mid May. 2006 and ending early Nov. 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot            high 70's      late July 2005    late Sept. One well with Bass Straits in high 70's, early Sept.-mid Sept.;
                                                             2005    followed by one well with Bass Straits in high 130's, mid
                                                                     Sept.-late Sept.; followed by one well with Apache in high
                                                                     70's, late Sept.-mid Oct.; followed by one assignment well with
                                                                     Nexus in low 150's, mid Oct.-late Dec. 2005; followed by 10-day survey ending mid-Jan. 2006; followed by first of four Anzon options in mid 130's, mid Jan. 2006-mid Feb.; followed by
                                                                     second of four Anzon options in upper 130's, mid Feb.-mid Mar.;
                                                                     followed by third and fourth of four options in low 140's, mid
                                                                     Mar.-mid May; followed by one exercised assignment option well from Apache with Nexus in high 70's, mid May-mid June; followed by LOI for one assignment well in low 200,000's, mid June-late
                                                                     July; followed by four wells plus option with NZOP in low
                                                                     100's, late July-late Dec. 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch               mid 70's      late April 2005    mid Dec.  Three option wells exercised in mid 70's beginning in mid Dec.
                                                             2005    2005 and ending in late Mar. 2006; five option wells remain available. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean General             mid 70's       mid June 2005     mid Jan.  Note: 5th & 6th wells in mid 90's beginning early Nov. 2005 and
                                                             2006    ending mid Jan. 2006; followed by one well plus two option wells with Premier in high 70's in Viet Nam beginning mid Jan.
                                                                     2006 and ending mid Mar. 2006; followed by LOI for three wells plus three options wells in mid 130's beginning mid Mar. 2006 and ending early Sept. 2006; followed by LOI for three wells in mid 170's beginning early Sept. 2006 and ending late Jan. 2007.
                                                                     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness               -                 -               -     Under mobe to GOM for one year plus option with Amerada Hess in low 200's beginning early Nov. 2005 and ending early Nov. 2006.
                                                                     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover              mid 170's      late June 2005     mid Jan.  Available; actively marketing.
                                                             2008
------------------------------------------------------------------------------------------------------------------------------------

4

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 4, 2005

     RIG NAME            WD               DESIGN               LOCATION       STATUS*          OPERATOR            CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'  DP DYVI Super Yatzy              Brazil      Contracted        Petrobras         700 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'  Aker H-3                         Brazil      Contracted        Petrobras         700 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'  Alliance Class                   Brazil      Contracted        Petrobras        four year extension
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'  DP Fluor/Mitsubishi              Brazil      Contracted        Petrobras         700 day extension
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign         250'   Independent Leg Cantilever     Indonesia     Contracted          Santos             eight wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage          300'   Independent Leg Cantilever       Qatar       Contracted     Conoco/Phillips    two wells plus option
------------------------------------------------------------------------------------------------------------------------------------
UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'  Victory Class                   Shipyard      Upgrading           DODI                   -
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED--RESERVED FOR UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**         2,200'  Victory Class                     GOM      Out of Service          -                     -
------------------------------------------------------------------------------------------------------------------------------------
RIGS UNDER CONSTRUCTION (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Shield             350'  Independent Leg Cantilever      Shipyard          -                -                     -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Scepter            350'  Independent Leg Cantilever      Shipyard          -                -                     -
------------------------------------------------------------------------------------------------------------------------------------

                                                           EST. END
     RIG NAME          DAYRATE (000S)     START DATE         DATE               FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy               mid 70's       early Nov. 2003  early Oct. Four-year term extension with Petrobras in mid 110's, plus
                                                             2005    potential bonus, beginning early Oct. 2005 and ending early
                                                                     Oct. 2009. (21-day maintenance Q3 or Q4). Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner              mid 50's      early April 2004   mid Mar.  Four-year term extension with Petrobras in low 110's, plus
                                                             2006    potential bonus, beginning mid Mar. 2006 and ending mid Mar.
                                                                     2010. Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance           mid 150's      early Sept. 2005     early   Available.
                                                          Sept. 2009
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper            low 100's       early Jan. 2003   mid Dec.  Five-year term extension with Petrobras in low 180's, plus
                                                             2005    potential bonus, beginning mid Dec. 2005 and ending mid Dec.
                                                                     2010. Available.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign          upper 60's      early May 2005    late Oct. Two wells with Amerada Hess plus two exercised option wells in
                                                             2005    mid 80's beginning late Oct. and ending mid Dec. 2005; followed by two option wells with Santos in mid 70's beginning mid Dec.
                                                                     2005 and ending mid Mar. 2006; followed by three wells with
                                                                     Santos in upper 60's beginning mid Mar. and ending mid May;
                                                                     followed by two wells with Anadarko in mid 80's beginning mid
                                                                     May and ending early July 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage            low 70's        mid June 2005    late Mar. Available; actively marketing.
                                                             2006
------------------------------------------------------------------------------------------------------------------------------------
UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor               -                  -              -     Singapore shipyard for upgrade to 10,000 ft. capable 5th
                                                                     Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by LOI for a term of between two and four years earning approximate total revenue of between $198 million and $355 million depending upon the length of the contract selected by the operator no later than year-end 2005. Contract is expected to begin mid 2007.
                                                                     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED--RESERVED FOR UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**               -                  -              -     Currently retired from active service as drilling and
                                                                     production platform.
------------------------------------------------------------------------------------------------------------------------------------
RIGS UNDER CONSTRUCTION (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Shield                 -                  -              -     Singapore shipyard, estimated completion Q1 2008. Available;
                                                                     actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Scepter                -                  -              -     Brownsville shipyard, estimated completion Q1 2008. Available;
                                                                     actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

**DIAMOND OFFSHORE SERVICES COMPANY COMPLETED PURCHASE OF THE GARDEN BANKS ON AUGUST 25, 2005.

GOM = Gulf of Mexico